Exhibit 10.6

Shareholder Rights Proxy Agreement

THIS SHAREHOLDER’S RIGHTS PROXY AGREEMENT (this “Agreement”) is entered into as of October 1, 2021, in the PRC [Beijing] by and between the following parties (hereinafter referred to as the “Parties”).

Party A: Zhejiang LELET Technology Co.

Address: Science and Technology Incubation Park, Hongqiao Town Industrial Park, Changxing County, Huzhou City, Zhejiang Province

Party B: Beijing LeMeng Interactive Technology Co.

Address: 4th Floor 408, Building 51, No. 63 Zhichun Road, Haidian District, Beijing

Party C:

Feng Baohua, ID No: 110103198105090038

Address: 40 Satellite Building, Zhichun Road, Haidian District, Beijing

Shenzhen LeMeng Investment Partnership (Limited Partnership), Uniform Social Credit Code:

Address: Room 201, Building A, No.1 Qianwan Road 1, Qianhai Hong Kong-Shenzhen Cooperation Zone, Shenzhen (resident in Shenzhen Qianhai Business Secretary Co., Ltd.)

Han Bing, ID No.: 310101197911132044

Address: 408 Satellite Building, Zhichun Road, Haidian District, Beijing

Ningbo Chunxin Changwin Qiming Investment Center (Limited Partnership). Uniform Social Credit Code: 91330201MA2812981M

Address: 330-2-1 Honghai Trade Building, Ningbo Free Trade Zone

Tang Xiwei, ID No.: 440682199207166017

Address: 25/F, Hisense South Building, No. 1777, Venture Road, Nanshan District, Shenzhen

Dongguan Zhongke Zhongguang Venture Capital Co., Ltd, Uniform Social Credit Code: 91441900068456872Y

Address: Room 02, 17/F, Hongfa Building, No. 6, North Exhibition Road, Nancheng District, Dongguan City

Tu Haichuan ID number: 45010319801117253

Address: No. 30, Xinzhu Road, Qingxiu District, Nanning, Guangxi, meteorological district

WHEREAS:

1. Party A is a foreign-invested enterprise incorporated in the People’s Republic of China in accordance with the law and validly subsisting.

2. Party C is a company incorporated in the PRC with limited liability.

3. Party A and Party B have established a business relationship by signing Exclusive Consultation and Service Agreement and other agreements; Party B shall make various payments to Party A under these agreements. Therefore, Party B will pay to them in their daily business activities. Party A’s ability to make corresponding payments has a substantial impact;

4 The parties to Party C are the shareholders of LeMeng Interactive (collectively, the “Authorized Parties” or “Party B”), among which, Feng Baohua, Shenzhen LeMeng Investment Partnership (Limited Partnership), Han Bing, Ningbo Chunxin Changwin Qiming Investment Center (Limited Partnership), Tang Xiwei, Dongguan Zhongke Zhongguang Venture Capital Co.Ltd., Tu Haichuan held 38.97%, 26.00%, 18.13%, 8.59% , 4.99%, 2.77% and 0.55% of the shares respectively.

5. Party C expects to grant Party A (and/or Chinese citizens designated or authorized by Party A) the right to act as Party C’s agent to exercise its shareholder rights as a shareholder of LeMeng Interactive for the maximum statutory period.

Accordingly, the parties to the agreement, after friendly consultation and on the principle of equality and mutual benefit, reach the following agreement for compliance:

1. Entrustment Rights

1.1 Party C unconditionally and irrevocably undertakes that it will sign the Power of Attorney (hereinafter referred to as the “Power of Attorney”) with the content and format as set out in Annex I hereto upon the signing of this Agreement and authorize Party A or, at our direction, a third party designated by Party A (hereinafter referred to as the “Trustee”), respectively, to (hereinafter referred to as the “Trustee”) to exercise all the shareholders’ rights as a shareholder of Party B in accordance with the Articles of Association of Party B and the applicable laws and regulations in force at the time and to exercise the corresponding rights on behalf of Party C in all material matters of Party B. Such rights (hereinafter referred to as the “Delegated Rights”) include but are not limited to.

(1) To propose, convene, attend and make any shareholders’ resolutions at the shareholders’ meetings of Party B in accordance with the Articles of Association of Party B as the agent of Party C

(2) To exercise all shareholders’ rights and shareholders’ voting and voting rights to which Party C is entitled in accordance with the laws of the People’s Republic of China and Party B’s Articles of Association (including any other shareholders’ voting rights as provided for in such Articles of Association as amended), including but not limited to the right to dividends, to sell or transfer or pledge or otherwise dispose of part or all of Party B’s shareholding.

(3) To elect, appoint or act as Party B’s legal representative, or to act as Party B’s chairman/executive director, director, supervisor, general manager or other senior management personnel and/or designate, appoint or remove Party B’s legal representative (chairman/executive director), director, supervisor, chief executive officer (or manager) on behalf of Party C in accordance with the specific provisions of Party B’s articles of association regarding the method of selection of legal representatives (or manager) and other senior management personnel of Party B; and to institute legal proceedings or take other legal actions against any director, supervisor or senior management personnel of Party B when the actions of such directors or senior management personnel are detrimental to the interests of Party B or its shareholders.

(4) Signing of documents (including minutes of shareholders’ meetings) and filing of documents in the relevant institutions of the relevant companies.

(5) Exercising voting rights on behalf of registered shareholders of Party B in the event of Party B’s bankruptcy, liquidation, dissolution or termination.

(6) the right to distribute the remaining assets of Party B after its bankruptcy, liquidation, dissolution or termination.

(7) Deciding on the submission and registration of documents relating to Party B with governmental authorities.

(8) To exercise any shareholder’s right to deal with your assets in accordance with the law, including but not limited to the right to manage the business related to its assets, the right to access its income and the right to acquire its assets.

1.2 Without limiting the generality of the rights granted under this Agreement, we shall have the right and authority under this Agreement to enter into the assignment contract agreed in the Exclusive Purchase Agreement on behalf of Party C (if Party C is required to be a party thereto), to perform the terms of the Equity Pledge Agreement and the Exclusive Purchase Agreement dated the same date as this Agreement to which Party C is a party and to act on behalf of Party C.

1.3 Party C guarantees the performance of the arrangements under the Exclusive Consultancy and Services Agreement, the Equity Pledge Agreement and the Exclusive Right to Purchase Agreement; Party C hereby undertakes and warrants that Party B’s authority under Clause 1.1 will not give rise to any actual or potential conflict of interest between Party C and Party A and/or the Trustee.

1.4 Party C agrees that Party A has the right to sub-delegate and may re-delegate the matters under Article 1.1 to other parties on its own. The delegate and/or Party A shall exercise the delegated rights as if Party C were exercising the shareholders’ rights in person. When Party A gives written notice to Party C of the removal of the trustee, Party C shall immediately designate another entity or Chinese citizen designated by Party A at that time to exercise the above power of attorney and sign a power of attorney in the content and form as set forth in Annex I hereto, and the new power of attorney shall replace the original power of attorney once it is made, and Party C shall also announce or state that the original power of attorney has been revoked by sending a notice or other public form to the relevant persons. Party C shall not revoke the power of attorney given to the Trustee and/or Party A except that Party C shall not revoke the power of attorney given to the Trustee and/or Party A.

1.5 Party C acknowledges and recognizes and assumes legal responsibility for any legal consequences arising from the Trustee’s and/or Party A’s exercise of the above delegated rights.

1.6 All acts performed by the Trustee and/or Party A in connection with the exercise of the Equity Interests held by Party C and/or the exercise of the power of attorney shall be deemed to be Party C’s own acts and all documents signed shall be deemed to be signed by Party C. The Trustee and/or Party A may act in accordance with their own intention in performing the above acts without seeking prior consent from Party C. However, the Trustee and/or Party A shall promptly inform Party C after a shareholders’ resolution or a proposal to convene an extraordinary shareholders’ meeting has been made. Party B hereby acknowledges and approves such acts and/or documents of the Trustee and/or Party A.

1.7 During the term of this Agreement, Party C agrees and confirms that it shall not, without our prior written consent, exercise all rights relating to Party B’s equity interests that have been delegated to us and/or the Trustee in this Agreement.

1.8 In the event of death, incapacity, marriage, divorce, bankruptcy or other circumstances that may affect the exercise of Party B’s equity interest held by the Trustee and/or Party A, Party C’s heirs (including spouse, children, parents, siblings, grandparents, grandparents) or shareholders or assignees of Party B’s equity interest at that time shall be deemed to be a signatory to this Agreement and shall succeed to/assume Party C’s all rights and obligations of Party C under this Agreement.

1.9 The equity interest in Party B held by Party C is not the common property between Party C and its spouse, and Party C’s spouse does not own and does not have control over the equity interest in Party B. Party C’s management and other voting matters in relation to Party B and the disposal of its equity interest in Party B by virtue of its equity interest in Party B shall not be affected by its spouse.

1.10 Party A shall have the right to sub-license or assign this Agreement and/or its rights in relation to this Agreement to any Affiliate at our sole discretion without prior notice to, or consent from, Party B or Party C.

2. The Right To Be Informed

2.1 For the purpose of exercising the entrusted rights under this Agreement, Party A and/or the Trustee shall have the right to know Party B’s company operation, business, customers, finance, employees and other related information.Party B shall cooperate fully with Party A and/or the Trustee in obtaining information about Party B’s operation, business, customers, finance, employees and other relevant information.

3. Exercise of delegated rights

3.1 Party C will provide adequate assistance to the Trustee and/or Party A in exercising the power of attorney, including signing relevant legal documents in a timely manner when necessary (e.g. to meet the requirements for submission of documents for approval, registration, filing by governmental authorities or as required by laws, regulations, regulatory documents, articles of association or other directives or orders of governmental authorities), including but not limited to resolutions of Party B’s shareholders’ meeting made by the Trustee and/or Party A, or power of attorney specifying the scope of authority (if required by relevant laws, regulations or articles of association or other regulatory documents).

3.2 Party C irrevocably agrees that upon written request by Party A and/or the Trustee in relation to the exercise of the Entrustment Right, Party C shall act in accordance with the provisions of the written request within three (3) days of receipt of such written request to satisfy Party A’s request for the exercise of the Entrustment Right.

3.2 If at any time during the term of this Agreement, the grant or exercise of the Entrustment Rights under this Agreement cannot be fulfilled for any reason (other than a default by Party B or Party C), the parties shall immediately seek an alternative solution that most closely resembles the provision that cannot be fulfilled and, if necessary, sign a supplementary agreement to amend or adjust the terms of this Agreement to ensure that the purposes of this Agreement can continue to be fulfilled.

4. Representations and Warranties

4.1 Party C hereby represents and warrants as follows:

(1) it has full and independent legal standing and capacity and is duly authorized to execute, deliver and perform this Agreement and to act independently as a party to the subject matter of this action; and

(2) It has the full right and authority to enter into and deliver this Agreement and all other documents to be executed by it in connection with the transactions described herein, and it has the full right and authority to consummate the transactions described herein. This Agreement has been legally and properly executed and delivered by it. This Agreement constitutes a legal and binding obligation on it and is enforceable against it in accordance with the terms hereof.

(3) He/she is a legal shareholder of Party B registered in the register of shareholders at the effective date of this Agreement, and there is no third party right on the entrustment right other than the right created by this Agreement, the Equity Pledge Agreement and the Exclusive Right to Purchase Agreement.Under this Agreement, Party A and/or the Trustee may fully and adequately exercise the Entrusted Rights in accordance with the Articles of Association of Party B then in force.

(4) its execution, delivery and performance of this Agreement and completion of the transactions hereunder are not in violation of the laws of the People’s Republic of China and are not in breach of any agreement, contract or other arrangement entered into by it with any third party and binding on it.

(5) Party C warrants that it has made appropriate arrangements to ensure that its heirs, guardians, creditors, spouse or any other person who may be entitled to assume its rights and interests in Party B in the event of its incapacity, marriage, divorce, bankruptcy or any other circumstances will not affect or impede the ability of the Trustee and/or us to exercise its shareholder rights in Party B pursuant to this Agreement or will do anything to affect or impede the performance of its obligations under this Agreement.

4.2 Party A and Party B hereby represent and warrant respectively that

(1) it is a limited liability company duly incorporated and legally existing under the laws of its place of incorporation, with separate legal personality; and has full and independent legal standing and legal capacity to enter into, deliver and perform this Agreement, and may independently be a party to the subject matter of this action.

(2) It has the full intracompany right and authority to enter into and deliver this Agreement and all other documents to be executed by it in connection with the transactions described herein, and it has the full right and authority to consummate the transactions described herein.

4.3 Party B further represents and warrants as follows.

(1) Party C is a legal shareholder of Party B registered by industry and commerce and recorded in the register of shareholders at the time this Agreement comes into effect. Except for the rights created by this Agreement, the Equity Pledge Agreement and the Exclusive Purchase Right Agreement, there are no third party rights on the entrustment rights. (1) Under this Agreement, Party A and/or the Trustee may fully and adequately exercise the Entrusted Rights in accordance with the Articles of Association of Party B then in force.

(2) its execution, delivery and performance of this Agreement and the completion of the transactions hereunder do not violate the provisions of the laws of the PRC, or the constitution, rules and regulations or other organizational documents of any such party, and do not violate any agreement, contract or other arrangement entered into by it with and binding on any third party.

5.Entire Agreement and Modification of Agreement

5.1 This Agreement and all agreements and/or documents referred to or expressly contained herein constitute the entire agreement between the parties with respect to the subject matter hereof and supersede all prior agreements, contracts, understandings and communications, both oral and written, between the parties with respect to the subject matter hereof.

5.2 Any amendment to this Agreement shall be effective only if in writing and signed by the parties. Amendments and supplements to this Agreement, duly signed by the parties, are an integral part of this Agreement and shall have the same legal effect as this Agreement.

6. Governing Law

The signing, validity, performance and interpretation of this Agreement and the settlement of disputes shall be governed by and construed in accordance with the laws of the People’s Republic of China.

7.Dispute Resolution

7.1 In the event of a dispute between the parties hereto concerning the interpretation and performance of the terms hereunder, the parties shall resolve such dispute by negotiation in good faith. If no negotiation is reached, either party may submit the dispute to the China International Economic and Trade Arbitration Commission (Beijing) for arbitration in accordance with its arbitration rules in effect at the time. The place of arbitration shall be Beijing and the language of arbitration shall be Chinese. The arbitral award shall be final and binding on the parties.

7.2 Except for the matters in dispute between the parties, the parties shall continue to perform their respective obligations in accordance with the provisions of this Agreement in good faith.

8. Notices

Notices by the parties hereto in the performance of their rights and obligations hereunder shall be in writing and shall be delivered by personal delivery, registered mail, postage prepaid mail, authorized courier service, or facsimile transmission to the party or parties at the address set forth below.

Party A: Zhejiang Le Nirvana Technology Co.

Address: 408 Satellite Building, Zhichun Road, Haidian District, Beijing

Fax: None

Tel: 18511070508

Attn: Zhao Yun

Party B: Beijing LeMeng Interactive Technology Co.

Address: 408 Satellite Building, Zhichun Road, Haidian District, Beijing

Fax: None

Tel: 18511070508

Attn: Zhao Yun

Party C. Feng Baohua

Address: 408 Satellite Building, Zhichun Road, Haidian District, Beijing

Fax: None

Tel: 18601198159

Attn: Feng Baohua

Shenzhen LeMeng Investment Partnership (Limited Partnership)

Address: 408 Satellite Building, Zhichun Road, Haidian District, Beijing

Fax: None

Tel: 18511070508

Attn: Zhao Yun

Han Bing

Address: 408 Satellite Building, Zhichun Road, Haidian District, Beijing

Fax: None

Tel: 13910019911

Attn: Han Bing

Ningbo Chunxin Changwin Qiming Investment Center (Limited Partnership)

Address: Building 9, Shouhui Plaza, Fengtai District, Beijing

Fax: None

Tel: 13810052490

Attn: Wang Xue

Tang Xiwei

Address: 25/F, Hisense South Building, 1777 Venture Road, Nanshan District, Shenzhen

Fax: None

Tel：18510333388

Attn: Tang Xiewei

Dongguan Zhongke Zhongguang Venture Capital Co.

Address: 21/F, Guangzhou International Finance Center, No.5 Zhujiang West Road, Tianhe District, Guangzhou, China Guangdong Zhongguang Investment

Fax: None

Tel: 15919699259

Attn: Qiu Ziyuan

Tu Haichuan

Address: No. 30 Xinzhu Road, Qingxiu District, Nanning, Guangxi, China Weather Cell

Fax: None

Tel: 13502829514

Attn: Tu Haichuan

9. Entry into Force of the Agreement, Terms and Others

9.1 This Agreement shall be made by our Board of Directors/Executive Directors with respect to our written consent, recommendations, instructions and other decisions that have a material impact on your day-to-day operations;

9.2 This Agreement shall be executed by the parties hereto on the date indicated at the beginning of the text and shall be effective and irrevocable and shall continue in force unless otherwise directed by us in writing or terminated by us in accordance with clause 9.3 hereof or earlier terminated by us. Upon written notice from us to you to terminate this Agreement in whole or in part or to change the Trustee, you will immediately withdraw the power of attorney and authority given to us and the Trustee hereunder and, upon our written instruction, immediately execute a power of attorney in the same form as the power of attorney in Annex I hereto and give the same power of attorney and authority to other persons or subjects nominated by us as set out in this Agreement.

9.3 This Agreement shall automatically terminate: (a) once PRC law allows us or the Nominee to directly hold equity interests in you and legally engage in your business, on the date when we or the Nominee is duly registered as your sole shareholder; (b) when we or the Nominee purchases all of your assets in accordance with the terms of the Exclusive Right to Purchase Agreement and legally engages in your business using your assets business; or (c) the shareholder structure of Party B changes and Party B’s shareholders sign a new Shareholder Rights Delegation Agreement in lieu of this Agreement.

9.4 During the term of this Agreement, Party B and Party C shall not terminate this Agreement in advance. Party A has the right to terminate this Agreement at any time by giving Party B and Party C 30 days’ prior written notice.

9.5 The parties hereby acknowledge that this Agreement is the fair and reasonable agreement of the parties on an equal and mutually beneficial basis. If any term or provision of this Agreement shall be deemed unlawful or unenforceable by reason of applicable law, such term shall be deemed to have been deleted from this Agreement and shall expire, but the other terms of this Agreement shall remain in effect and shall be deemed not to have contained such term from the outset. The parties shall negotiate with each other to replace the provision deemed deleted with a provision that is acceptable to the parties and that is legal and valid.

9.6 The failure of either party to exercise any right, power or privilege under this Agreement shall not operate as a waiver thereof. Nor shall any single exercise or partial exercise of any right, power or privilege preclude the exercise of any other right, power or privilege.

NOW, THEREFORE, the parties, by their authorized representatives, have executed this Agreement as of the date set forth at the beginning hereof for compliance.

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Party A: Zhejiang Le Shen Technology Co.

By:	/s/ Baohua Feng
Name:	Baohua Feng
Title:	Authorized Representative
Date:	October 1, 2021

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Party B: Beijing LeMeng Interactive Technology Co.

By:	/s/ Baohua Feng
Name:	Baohua Feng
Title:	Authorized Representative
Date:	October 1, 2021

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Party C: Feng Baohua

By:	/s/ Baohua Feng
Name:	Baohua Feng
Date:	October 1, 2021

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Party C: Shenzhen LeMeng Investment Partnership (Limited Partnership)

By:	/s/ Baohua Feng
Name:	Baohua Feng
Title:	Authorized Representative
Date:	October 1, 2021

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Party C: Han Bing

By:	/s/Han Bing
Name:	Han Bing
Date:	October 1, 2021

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Party C: Ningbo Chunxin Changwin Qiming Investment Center (Limited Partnership)

By:	/s/ Li Jinyu
Name:	Li Jinyu
Title:	Authorized Representative
Date:	October 1, 2021

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Party C: Tang Xiwei

By:	/s/ Tang Xiwei
Name:	Tang Xiwei
Date:	October 1, 2021

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Party C: Dongguan Zhongke Zhongguang Venture Capital Co., Ltd,

By:	/s/ Tan Bo
Name:	Tan Bo
Title:	Authorized Representative
Date:	October 1, 2021

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Party C: Tu Haichuan

By:	/s/ Tu Haichuani
Name:	Tu Haichuani
Date:	October 1, 2021

Annex I: Power of Attorney

Power of Attorney

The shareholder, Feng Baohua (hereinafter referred to as the “Shareholder”), is registered to hold 38.97% of the equity interest in Beijing LeMun Interactive Technology Co. (hereinafter referred to as the “Authorized Person”) and its designated representative to exercise the power of attorney as described and defined in the Shareholders’ Rights Delegation Agreement dated October 1, 2021 (hereinafter referred to as the “Agreement”) entered into by the Shareholder, the Company and the Authorized Person. This power of attorney shall continue to be valid until the expiration or earlier termination of the Agreement. Furthermore, this power of attorney is attached to the Agreement, and the provisions of the Agreement, including the application of laws and dispute resolution, shall also apply.

This Power of Attorney shall be effective and irrevocable simultaneously with the Agreement.

Shareholder’s signature and seal

Name: Feng Baohua

Date: October 1, 2021

Annex I: Power of Attorney

Power of Attorney

The Shareholder, Shenzhen LeMeng Investment Partnership (Limited Partnership) (hereinafter referred to as the “Shareholder”), is registered to hold 26.00% of the equity interest in Beijing LeMeng Interactive Technology Company Limited (hereinafter referred to as the “Company”). The Shareholder hereby irrevocably authorizes Zhejiang LeMeng Technology Company Limited (hereinafter referred to as the “Authorized Person”) and its designated representative to exercise the Shareholder Rights Authorization Agreement dated October 1, 2021 (hereinafter referred to as the “Agreement”) among the Shareholder, the Company and the Authorized Person. (the “Agreement”) dated July 2021 between the Shareholder, the Company and the Authorized Person to exercise the power of attorney as described and defined therein. This power of attorney continues until the expiration or earlier termination of the Agreement. Furthermore, this power of attorney is attached to the Agreement, and the provisions of the Agreement regarding the application of the law and dispute resolution shall apply.

This Power of Attorney shall be effective and irrevocable simultaneously with the Agreement.

Shareholder’s signature and seal

Name: Feng Baohua

Date: October 1, 2021

Annex I: Power of Attorney

Power of Attorney

The shareholder, Han Bing (hereinafter referred to as the “Shareholder”), is registered to hold 18.13% of the shares of Beijing LeMeng Interactive Technology Company Limited (hereinafter referred to as the “Company”). (hereinafter referred to as the “Authorized Person”) and its designated representative to exercise the proxy rights as described and defined in the Shareholders’ Rights Delegation Agreement dated October 1, 2021 (hereinafter referred to as the “Agreement”) entered into by the Shareholder, the Company and the Authorized Person. The Rights. This Power of Attorney shall continue to be valid until the expiration or earlier termination of the Agreement. Furthermore, this power of attorney is attached to the Agreement, and the provisions of the Agreement regarding the application of laws and dispute resolution shall also apply.

This Power of Attorney shall be effective and irrevocable simultaneously with the Agreement.

Shareholder’s signature and seal

Name: Han Bin

Date: October 1,2021

Annex I: Power of Attorney

Power of Attorney

The shareholder, Ningbo Chunxin Changwin Qiming Investment Center (Limited Partnership) (hereinafter referred to as the “Shareholder”), is registered to hold 8.59% equity interest in Beijing LeMeng Interactive Technology Co. (hereinafter referred to as the “Authorized Person”) and its designated representative to exercise the rights as described in the Shareholders’ Rights Authorization Agreement dated October 1, 2021 (hereinafter referred to as the “Agreement”) entered into by the Shareholder, the Company and the Authorized Person. (the “Agreement”), dated October 1, 2021, among the Shareholder, the Company and the Authorized Person. This power of attorney continues until the expiration or earlier termination of the Agreement. Furthermore, this power of attorney is attached to the Agreement, and the provisions of the Agreement regarding the application of law and dispute resolution shall apply.

This Power of Attorney shall be effective and irrevocable simultaneously with the Agreement.

Shareholder’s signature and seal

Name: Li Jinyu

Date: October 1,2021

Annex I: Power of Attorney

Power of Attorney

The Shareholder, Tang Xiwei (hereinafter referred to as the “Shareholder”) is registered to hold 4.99% of the equity interest in Beijing LeMeng Interactive Technology Company Limited (hereinafter referred to as the “Company”). (hereinafter referred to as the “Authorized Person”) and its designated representative to exercise the proxy rights as described in the Shareholders’ Rights Delegation Agreement dated October 1, 2021 (hereinafter referred to as the “Agreement”) entered into by the Shareholder, the Company and the Authorized Person. (hereinafter referred to as “the Agreement”). This power of attorney shall remain in effect until the expiration or earlier termination of the Agreement. Furthermore, this power of attorney is attached to the Agreement, and the provisions of the Agreement regarding the application of laws and dispute resolution shall also apply.

This Power of Attorney shall be effective and irrevocable simultaneously with the Agreement.

Shareholder’s signature and seal

Name: Tang Xiwei

Date: October 1,2021

Annex I: Power of Attorney

Power of Attorney

The shareholder, Dongguan Zhongke Zhongguang Venture Capital Co. (hereinafter referred to as the “Shareholder”) to register its 2.77% equity interest in Beijing LeMeng Interactive Technology Co. (hereinafter referred to as the “Authorized Person”) and its designated representative to exercise the rights as defined in the Shareholders’ Rights Authorization Agreement dated October 1, 2021 (hereinafter referred to as the “Agreement”) entered into by the Shareholder, the Company and the Authorized Person. (the “Agreement”) dated January 2021 between the Shareholder, the Company and the Authorized Person. This power of attorney continues until the expiration or earlier termination of the Agreement. Furthermore, this power of attorney is attached to the Agreement, and the terms and conditions agreed upon in the Agreement, such as the application of laws and dispute resolution, shall also apply.

This Power of Attorney shall be effective and irrevocable simultaneously with the Agreement.

Shareholder’s signature and seal

Name: Tan Bo

Date: October 1, 2021

Annex I: Power of Attorney

Power of Attorney

The Shareholder, Tu Haichuan (hereinafter referred to as the “Shareholder”), is registered to hold 0.55% of the equity interest in Beijing LeMeng Interactive Technology Company Limited (hereinafter referred to as the “Company”). (hereinafter referred to as the “Authorized Person”) and its designated representative to exercise the proxy rights as described and defined in the Shareholders’ Rights Delegation Agreement dated October 1, 2021 (hereinafter referred to as the “Agreement”) entered into by the Shareholder, the Company and the Authorized Person. The Rights. This power of attorney shall continue to be valid until the expiration or earlier termination of the Agreement. Furthermore, this power of attorney is attached to the Agreement, and the provisions of the Agreement regarding the application of laws and dispute resolution shall also apply.

This Power of Attorney shall be effective and irrevocable simultaneously with the Agreement.

Shareholder’s signature and seal

Name: Tu Haichuan

Date:October 1, 2021